Exhibit 99.2

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

Board of Directors, Members, and Stockholders

Pecos Gathering and Marketing, LLC, Transwest Leasing, LLC,
Blackhawk Gathering, LLC, Midstream Operations, LLC, Toro
Operating Company, Inc., and Striker Oilfield Services, LLC

Austin, Texas

We have reviewed the accompanying combined balance sheets of Pecos Gathering and Marketing, LLC, Transwest Leasing, LLC, Blackhawk Gathering, LLC, Midstream Operations, LLC, Toro Operating Company, Inc., and Striker Oilfield Services, LLC (the “Companies”) as of September 30, 2012 and 2011, and the related combined statements of income, changes in members’ and stockholders’ equity, and cash flows for the nine months ended September 30, 2012 and 2011. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the combined financial statements as a whole.  Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal controls relevant to the preparation and fair presentation of the combined financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the combined financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying combined financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

The combined financial statements for the year ended December 31, 2011, were audited by us, and we expressed an unqualified opinion on them in our report dated January 14, 2013, but we have not performed any auditing procedures since that date.

/s/ EKS&H, LLLP

January 14, 2013

Denver, Colorado

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Combined Balance Sheets

(See Independent Accountants’ Review Report)

	September 30,	December 31
	2012	2011
	(unaudited)	(audited)
Assets

Current assets
Cash and cash equivalents	$7,749,810	$9,906,016
Accounts receivable	83,432,762	51,860,802
Inventory	1,531,145	1,348,826
Due from related parties	360,276	85,805
Prepaid expenses and other current assets	965,903	401,727
Total current assets	94,039,896	63,603,176
Non-current assets
Property, plant, and equipment, net of accumulated depreciation of $8,029,823 and $4,908,488, at September 30, 2012 and December 31, 2011, respectively	21,662,896	16,083,842
Land	236,453	230,253
Deposits - related party	—	250,000
Deposits	—	9,434
Total non-current assets	21,899,349	16,573,529
Total assets	$115,939,245	$80,176,705

Liabilities and Stockholders’ Equity

Current liabilities
Line of credit	$5,000,000	$6,000,000
Accounts payable - crude oil purchases	52,259,802	32,974,766
Accounts payable	1,837,789	832,660
Accrued expenses	4,680,551	2,895,742
Due to related parties	—	12,000
Notes payable - current portion	7,307,463	4,861,915
Distributions payable	—	2,008,113
Total current liabilities	71,085,605	49,585,196
Non-current liabilities
Long-term debt, less current portion	8,168,677	7,563,434
Total liabilities	79,254,282	57,148,630
Commitments and contingencies (Note 7)
Members’ and stockholders’ equity
Common stock, 30,000 shares authorized, 15,594 shares outstanding, par value $0.10	1,559	1,559
Additional paid-in capital	582,822	582,822
Retained earnings (accumulated deficit)	21,799	82,037
Note receivable - member	—	(73,609)
Members’ equity	36,078,783	22,435,266
Total members’ and stockholders’ equity	36,684,963	23,028,075
Total liabilities and members’ and stockholders’ equity	$115,939,245	$80,176,705

See notes to unaudited combined financial statements.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Unaudited Combined Statements of Income

(See Independent Accountants’ Review Report)

	Nine Months Ended
	September 30,
	2012	2011
Revenues
Crude oil sales	$637,163,966	$337,620,173
Crude oil hauling	22,117,354	8,832,916
Rental revenue - related parties	51,032	—
Total revenues	659,332,352	346,453,089
Product expenses	625,771,712	330,479,968
Operating expenses
Transportation expenses	1,234,691	1,315,972
Personnel expenses	5,698,940	2,839,012
Equipment and facilities’ expenses	577,961	807,565
General and administrative expenses	1,641,151	1,344,730
Depreciation	3,283,939	1,345,324
Total operating expenses	12,436,682	7,652,603
Other (expense) income
Interest expense	(877,625)	(421,448)
Interest income	13,506	5,701
Loss on disposal of assets	(660)	—
Total other expense, net	(864,779)	(415,747)
Net income	$20,259,179	$7,904,771

See notes to unaudited combined financial statements.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Unaudited Combined Statement of Changes in Members’ and Stockholders’ Equity

Nine Months Ended September 30, 2012

(See Independent Accountants’ Review Report)

	Toro Operating, Inc.				Pecos Gathering and Marketing, LLC, Transwest Leasing, LLC, Blackhawk Gathering, LLC, Midstream Operations, LLC, and Striker Oilfield Services, LLC
	Common Stock		Additional Paid-In	Retained	Note Receivable	Members’	Total Stockholders’
	Shares	Par Value	Capital	Earnings	Members’	Equity	Equity
Balance - December 31, 2011	15,594	$1,559	$582,822	$82,037	$(73,609)	$22,435,266	$23,028,075
Payment on note receivable from member	—	—	—	—	73,609	—	73,609
Distributions	—	—	—	—	—	(6,925,900)	(6,925,900)
Contributions	—	—	—	—	—	250,000	250,000
Net income (loss)	—	—	—	(60,238)	—	20,319,417	20,259,179
Balance - September 30, 2012	15,594	$1,559	$582,822	$21,799	$—	$36,078,783	$36,684,963

See notes to unaudited combined financial statements.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Unaudited Combined Statements of Cash Flows

(See Independent Accountants’ Review Report)

	Nine Months Ended
	September 30,
	2012	2011
Cash flows from operating activities
Net income	$20,259,179	$7,904,771
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	3,283,939	1,345,324
Loss on sale of assets	660	—
Gain on derivatives	(582,129)	(209,015)
Changes in assets and liabilities
Accounts receivable	(30,989,831)	(13,671,976)
Inventory	(182,319)	506,807
Due to/from related parties, net	(286,471)	(78,748)
Prepaid expenses and other current assets	(554,742)	(71,455)
Deposits	250,000	—
Accounts payable - crude oil purchases	19,285,036	8,432,609
Accounts payable	1,005,129	(868,615)
Accrued expenses	1,784,809	963,119
	(6,985,919)	(3,651,950)
Net cash provided by operating activities	13,273,260	4,252,821
Cash flows from investing activities
Purchase of land, property, plant, and equipment	(1,779,592)	(777,184)
Proceeds from sale of property, plant, and equipment	444,802	—
Cash flows from derivatives	—	(257,126)
Net cash used in investing activities	(1,334,790)	(1,034,310)
Cash flows from financing activities
Borrowings from line-of-credit	6,000,000	114,320,000
Payments on line-of-credit	(7,000,000)	(113,020,000)
Payments on notes payable	(4,484,272)	(1,669,878)
Member contributions	250,000	—
Member distributions	(8,860,404)	(948,739)
Net cash used in financing activities	(14,094,676)	(1,318,617)
Net (decrease) increase in cash and cash equivalents	(2,156,206)	1,899,894
Cash and cash equivalents - beginning of period	9,906,016	1,042,956
Cash and cash equivalents - end of period	$7,749,810	$2,942,850

Supplemental disclosure of cash flow information:

Cash paid for interest for the nine months ended September 30, 2012 and 2011 was $877,625 and $421,448, respectively.

Supplemental disclosure of non-cash activity:

During the nine months ended September 30, 2012 and 2011, the Companies acquired equipment of $7,535,063 and $8,854,020, respectively, with the issuance of long-term debt.

During 2012, the Companies distributed $73,609, which was used by one of the Members to satisfy the note receivable balance due from the Member (Note 8).

During 2011, the Companies distributed $49,785, which was used by one of the Members to partially satisfy the note receivable balance due from the Member (Note 8).

See notes to unaudited combined financial statements.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Notes to Unaudited Combined Financial Statements

(See Independent Accountants’ Review Report)

Note 1 - Description of Business and Summary of Significant Accounting Policies

Organization

Pecos Gathering and Marketing, LLC (“Pecos”) is a Colorado limited liability company (“LLC”) headquartered in Austin, Texas.  Transwest Leasing, LLC (“Transwest”), Blackhawk Gathering, LLC (“Blackhawk”), Midstream Operations, LLC (“Midstream”), and Toro Operating Company, Inc. (‘Toro”) are all affiliated companies through common ownership.  Striker Oilfield Services, LLC (“Striker”) is a Texas LLC that has common ownership with Pecos but with different ownership percentages among its members. Pecos, Transwest, Blackhawk, Midstream, Toro, and Striker are collectively referred to as the “Companies” in the combined financial statements.

Financial Statement Presentation

The Companies have prepared these unaudited interim combined financial statements included herein pursuant to the rules and regulations of the United States Securities and Exchange Commission. In the Companies’ opinion, the unaudited interim combined financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly, in all material respects, the combined financial position as of September 30, 2012, the interim results of operations for the nine months ended September 30, 2012 and 2011, and cash flows for the nine months ended September 30, 2012. These interim statements have not been audited. The balance sheet as of December 31, 2011 was derived from the Companies’ audited combined financial statements. The interim combined financial statements contained herein should be read in conjunction with our audited combined financial statements, including the notes thereto, for the year ended December 31, 2011.

Operations

The Companies gather crude oil from producing leases in Texas and New Mexico and deliver it to truck unloading facilities.  The truck unloading facilities are connected to common carrier pipelines or, in one case, to a direct company pipeline to a refinery.  The Companies have crude oil treatment plants that treat and process crude oil to pipeline standards.  The Companies lease trucks and trailers to related parties for the purpose of transporting and hauling oil. In South Texas, Striker operates primarily as a contract trucker for one significant customer and, to a lesser extent, buys and sells crude oil.

Principles of Combination

The accompanying combined financial statements include the accounts of Pecos Gathering and Marketing, LLC, Transwest Leasing, LLC, Blackhawk Gathering, LLC, Midstream Operations, LLC, Toro Operating Company, Inc., and Striker Oilfield Services, LLC. All Companies are affiliated and controlled by common ownership. All intercompany accounts and transactions have been eliminated in combination.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Notes to Unaudited Combined Financial Statements

(See Independent Accountants’ Review Report)

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Companies considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.  The Companies continually monitors its positions with, and the credit quality of, the financial institutions it invests with.  As of the balance sheet date, and periodically throughout the year, the Company has maintained balances in various operating accounts in excess of federally insured limits.

Accounts Receivable

The Companies consider accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.  Management reviews account balances regularly, and, if amounts become uncollectible, the uncollectible portion is recorded to bad debt expense.

Concentrations of Credit Risk

The Companies sell crude oil to two significant customers, Customer A, which operates a refinery in Big Springs, Texas, and Customer B, at the Centurion pipeline in Midland and Andrews, Texas.  As of September 30, 2012, Customer A and Customer B accounted for 59% and 18%, respectively, of accounts receivable. As of December 31, 2011, Customer A and Customer B accounted for 67% and 33%, respectively, of accounts receivable. For the nine months ended September 30, 2012, Customer A and Customer B accounted for 57% and 19%, respectively, of total revenue. For the nine months ended September 30, 2011, Customer A and Customer B accounted for 60% and 35%, respectively, of total revenue.

Inventory

Inventory consists of crude oil and is stated at the lower of cost or market, determined using the first-in, first-out method.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Notes to Unaudited Combined Financial Statements

(See Independent Accountants’ Review Report)

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Property, Plant, and Equipment

Property, plant, and equipment are stated at cost.  Depreciation on property, plant, and equipment is calculated utilizing the straight-line method over the estimated useful life, which ranges from three to fifteen years, net of an estimated salvage value of the property and equipment.  The Companies periodically review the reasonableness of estimates regarding useful lives and salvage values of property, plant, and equipment based upon the Companies’ experience with similar assets and conditions in the used revenue equipment market.  Future changes in useful life or salvage value estimates, or fluctuations in market value that are not reflected in the estimated salvage value, would have an effect on the Companies’ results of operations. Trucks and trailers are depreciated over a period of five years, facilities are depreciated over a period of fifteen years, and equipment is depreciated over a period of seven years.

Revenue Recognition

The Companies record revenue from the sales of crude oil when the product is delivered, title has transferred, and collection is reasonably assured. The Companies record revenue from the hauling of crude oil when the product is delivered and collection is reasonably assured.

Revenue on the rental of trucks and trailers is recognized on a straight-line basis over the term of the lease.  The Companies’ standard lease agreements are non-cancelable operating leases and provide for monthly lease payments for three years.

Income Taxes

With the exception of Toro, the entities have elected to be treated as partnerships for income tax purposes.  Accordingly, taxable income and losses from all entities, except for Toro, are reported in the income tax returns of the respective members, and no provision for income taxes has been recorded in the Companies’ combined financial statements. Toro is taxed as a C corporation, and during the nine months ended September 30, 2012, it had an immaterial amount of net taxable income.  Toro’s current taxable income is also reduced due to the utilization of the remaining net operating loss carryforwards from prior years. Toro’s deferred tax assets and deferred tax liabilities are immaterial as of September 30, 2012.

The Companies follow authoritative guidance on accounting for uncertainty in income taxes.  With the exception of Toro, if taxing authorities were to disallow any tax positions taken by the Companies, the additional income taxes, if any, would be imposed on the members rather than the Companies. Tax positions taken by Toro are insignificant.  Accordingly, there would only be a minimal impact on the Companies’ combined financial statements.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Notes to Unaudited Combined Financial Statements

(See Independent Accountants’ Review Report)

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

Interest and penalties associated with tax positions are recorded in the period assessed as general and administrative expenses.  No interest or penalties have been assessed as of September 30, 2012.  The estimated returns for tax years subject to examination by tax authorities include 2007 and 2008 through the current period for state and federal tax reporting purposes, respectively.

Long-Lived Assets

The Companies review the long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recovered.  The Companies look primarily to the undiscounted future cash flows in its assessment of whether or not long-lived assets have been impaired.  The Companies did not record any impairments during the nine months ended September 30, 2012 and 2011.

Fair Value of Financial Instruments

The carrying amounts of financial instruments including cash and cash equivalents, short-term investments, receivables, prepaids, notes receivable, accounts payable, and accrued expenses approximated fair value as of September 30, 2012 because of the relatively short maturity of these instruments.

The carrying amounts of notes payable and debt issued approximate fair value as of September 30, 2012 because interest rates on these instruments approximate market interest rates.

The brokerage margin account is recorded at fair value as discussed in Note 5.

The Companies disclose the fair value as determined for certain assets and liabilities and disclose how fair value is determined using a hierarchy for which these assets and liabilities are grouped, based on significant levels of inputs as follows:

Level 1:                       Quoted prices in active markets for identical assets or liabilities;

Level 2:                       Quoted prices in active markets for similar assets and liabilities and inputs that are observable for the asset or liability; or

Level 3:                       Unobservable inputs in which there is little or no market data, which requires the reporting entity to develop its own assumptions.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Notes to Unaudited Combined Financial Statements

(See Independent Accountants’ Review Report)

Note 2 - Balance Sheet Disclosures

Property and equipment consist of the following:

	September 30,	December 31.
	2012	2011
Trucks	$16,162,106	$11,907,676
Trailers	9,392,446	6,040,215
Equipment	1,878,639	885,387
Facilities	1,564,205	1,485,844
Other vehicles	593,846	581,409
Leasehold improvements	55,232	56,790
Computer equipment and software	46,245	35,009
	29,692,719	20,992,330
Less accumulated depreciation	(8,029,823)	(4,908,488)
	$21,662,896	$16,083,842

Depreciation expense for the nine months ended September 30, 2012 and 2011 was $3,283,939 and $1,345,324, respectively.

Accrued expenses consist of the following:

	September 30,	December 31,
	2012	2011
Severance taxes payable	$3,772,927	$2,455,230
Other	907,624	440,512
	$4,680,551	$2,895,742

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Notes to Unaudited Combined Financial Statements

(See Independent Accountants’ Review Report)

Note 3 - Line-of-Credit

On December 13, 2011, the Companies entered into a new credit agreement (“Agreement”) with a bank. The Companies could have borrowed the lesser of the borrowing base, as defined by the Agreement, or $30,000,000. The borrowing base as of September 30, 2012 was $34,248,095.  At September 30, 2012, there was $5,000,000 outstanding under this Agreement.  Borrowings accrued interest per annum equal to either the base-rate advance or Eurodollar-rate advance. The base-rate advance was equal to the prime rate plus 2.75% (6.00% at September 30, 2012). The Eurodollar rate advance was based on the two-week, one-month, two-month, or three-month BBA LIBOR plus 4.00% (4.20% to 4.42% at September 30, 2012), as elected by the Companies and subject to certain restrictions. At September 30, 2012, all of the outstanding debt under the Agreement was based on the Eurodollar-rate advance.  All of the Companies’ assets were pledged as collateral with the exception of Transwest.  The assets of Transwest are pledged as collateral against the Companies’ notes payable described in Note 4.  The Agreement terminates and borrowings were due upon the occurrence of certain events or at the discretion of the lenders, as defined in the Agreement. The Companies were required to meet certain financial covenants and were in compliance with all financial covenants at September 30, 2012.

Note 4 - Notes Payable

Notes payable consist of the following:

	September 30,	December 31
	2012	2011
The Companies have various note payable agreements to third-party banks for certain trucks and trailers. Interest rates on these agreements range from 3.82% to 5.90%. The maturity dates on the notes payable range from April 2013 to September 2015. The Transwest portion of the Companies’ assets are pledged as collateral, and there are guarantees by certain members and stockholders of the Companies.	$15,476,140	$12,425,349
Less current portion	(7,307,463)	(4,861,915)
	$8,168,677	$7,563,434

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Notes to Unaudited Combined Financial Statements

(See Independent Accountants’ Review Report)

Note 4 - Notes Payable (continued)

Maturities of the notes payable are as follows:

Year Ending December 31,
2012 (three months)	$2,012,471
2013	7,087,231
2014	5,407,545
2015	968,893
$15,476,140

Note 5 - Derivatives

The Companies routinely enter into contracts for the purchase and sale of crude oil at future delivery dates. The Companies enter into these contracts with the expectation that they will result in physical delivery of crude oil. The Companies account for these contracts as normal purchases and normal sales. Under this accounting policy election, the contracts are not recorded at fair value at the balance sheet dates; instead, the purchase or sale is recorded at the contracted value once the delivery occurs.

The Companies have entered into certain financial derivative contracts, which consist primarily of crude oil futures contracts. The Companies record these derivative contracts at fair value within accounts receivable on the condensed combined balance sheets. The Companies value the derivative contracts using quoted prices in active markets for identical contracts and considers the fair value to be a Level 1 measurement in the fair value hierarchy. All of the contracts are maintained by a broker, and the Companies report these contracts, along with any related margin deposits, on a net basis on the combined balance sheets. The balance associated with these contracts, including related margin deposits, was $961,205 at September 30, 2012 and $379,075 at December 31, 2011, respectively.

The Companies report the realized and unrealized gains and losses associated with these derivative contracts within other income (expense) in the combined statements of income. These gains and losses consist of the following:

	For the Nine Months Ended
	September 30,
	2012	2011
Unrealized gain (loss)	$(79,480)	$(599,500)
Realized gain (loss)	661,609	808,515
Total	$582,129	$209,015

The Companies include net cash transfers to or from the brokerage account in investing cash flows in the combined statements of cash flows.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Notes to Unaudited Combined Financial Statements

(See Independent Accountants’ Review Report)

Note 6 - Members’ and Stockholders’ Equity

Individual capital accounts have been established based on the initial contribution to the Companies.  Profits and losses are allocated to the members’ capital accounts based upon percentages of ownership in the Companies.  Additional capital contributions may be made upon a unanimous vote of all members.  The Companies’ operating agreements require available cash to be distributed at the end of each calendar year, subject to certain limitations.

Toro is the only affiliate with common stock.  Each share of outstanding common stock is entitled to voting rights on matters affecting Toro.

Note 7 - Commitments and Contingencies

Letters-of-Credit

On December 1, 2011, the Companies issued a $6,650,000 letter-of-credit that has not been drawn upon.  This letter-of-credit expires in one- to three-month increments and can be renewed at the end of each term.  The letter-of-credit was issued to secure the amounts owed to one of the Companies’ crude oil suppliers.  On June 1, 2012, the Companies issued a revision to this letter-of-credit for $4,950,000 to extend the letter-of-credit through July 31, 2012.  The revised letter-of-credit has not had an impact on the Companies’ combined 2011 results of operations.

On June 1, 2012, the Companies issued a separate $3,000,000 letter-of-credit that has not been drawn upon. The letter-of-credit was issued to secure the amounts owed to one of the Companies’ crude oil suppliers. No amounts were recorded in conjunction with the issuance of this letter-of-credit, which is irrevocable until December 31, 2012.

The letters-of-credit incur interest at 3.75% per annum plus issuing fees of $300 and a $75 cancellation fee.

Asset Retirement Obligations

The Companies are required to recognize the fair value of a liability for an asset retirement obligation when it is incurred (generally in the period in which they acquire, construct, or install an asset) if a reasonable estimate of fair value can be made. If a reasonable estimate cannot be made in the period the asset retirement obligation is incurred, the liability should be recognized when a reasonable estimate of fair value can be made.

In order to determine fair value of such liability, the Companies must make certain estimates and assumptions including, among other things, projected cash flows, a credit-adjusted risk-free interest rate, and an assessment of market conditions that could significantly impact the estimated fair value of the asset retirement obligation. These estimates and assumptions are very subjective and can vary over time.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Notes to Unaudited Combined Financial Statements

(See Independent Accountants’ Review Report)

Note 7 - Commitments and Contingencies (continued)

Asset Retirement Obligations (continued)

The Companies have determined that they are obligated by contractual or regulatory requirements to remove certain of their assets or perform other remediation of the sites where such assets are located upon the retirement of those assets. Determination of the amounts to be recognized is based upon numerous estimates and assumptions, including estimated settlement dates, future retirement costs, future inflation rates, and the credit-adjusted risk-free interest rates. However, the Companies do not believe the present value of such asset retirement obligations, under current laws and regulations, after taking into consideration the estimated lives of the Companies facilities, is material to their financial position or results of operations.

Litigation

In the normal course of business, the Companies are party to litigation from time to time.  The Companies maintain insurance to cover certain actions and believe that resolution of such litigation will not have a material adverse effect on the Companies.

Note 8 - Related Party Transactions

In February 2010, the Companies entered into a note receivable agreement with a member for $200,000.  The note was due February 2013 and had an interest rate of 2% per annum.  During the nine-month period ended September 30, 2012, distributions totaling $73,609 were applied to this member note receivable, which are reflected as non-cash distributions on the combined statement of cash flows. During the nine-month period ended September 30, 2012, the note was paid off.

During the nine-month periods ended September 30, 2012 and 2011, the Companies paid $153,000 and $119,000, respectively, in management fees to a related party, which is included in general and administrative expenses on the combined statements of income.

The Companies also have various related party receivables outstanding totaling $360,276 at September 30, 2012.  There were no related party payables outstanding as of September 30, 2012.

PECOS GATHERING AND MARKETING, LLC, TRANSWEST LEASING, LLC, BLACKHAWK GATHERING, LLC, MIDSTREAM OPERATIONS, LLC, TORO OPERATING COMPANY, INC., AND STRIKER OILFIELD SERVICES, LLC

Notes to Unaudited Combined Financial Statements

(See Independent Accountants’ Review Report)

Note 9 - Subsequent Events

On October 23, 2012, the Companies entered into an Equity Purchase Agreement (the “NGL Agreement”) with NGL Energy Partners LP (“NGL”) to purchase all of the equity in Pecos, Transwest, Blackhawk, Striker, and Midstream, which closed November 2012. Under the NGL Agreement, NGL would also have first right of refusal to purchase one of the two properties owned by Toro. The Companies are also required to provide remediation for this property, as well as provide assistance and set-up of a new processing facility to be operated by NGL. As part of the NGL Agreement, the line-of-credit was paid in full, as well as a portion of the notes payable.

The Companies have evaluated all subsequent events through January 14, 2013, which is the date the unaudited combined financial statements were available for issuance.